Exhibit 10.4
Sabine Pass Liquefaction, LLC

June 16, 2023

Attention: Chief General Manager (International LNG)
GAIL (India) Limited
GAIL Bhawan, 16, Bhikaiji Cama Place
R.K. Puram, New Delhi - 110066
India

Re:    LNG Sale and Purchase Agreement, dated December 11, 2011 between Sabine Pass Liquefaction, LLC and GAIL (India) Limited, as amended, (the “SPA”)

    Letter agreement regarding change from LIBOR to SOFR (“Letter Agreement”)

Dear Sir or Madam:
Reference is made to the SPA. Capitalized terms used in this Letter Agreement and not defined herein shall have the meanings given them in the SPA.

The Parties hereby agree, as contemplated by the definition of “LIBOR” in Section 1.1 of the SPA and Section 1.3 of the SPA, that Three-Month SOFR (as defined below) shall replace LIBOR in the SPA effective as of July 1, 2023. Effective as of such date, the SPA shall hereby be amended by: (i) replacing the definition of LIBOR with the below definition of Three-Month SOFR; and (ii) replacing each instance of “LIBOR” in the SPA with “Three-Month SOFR”. In addition, any other terms relating to LIBOR or the replacement of LIBOR in the SPA shall be disregarded.

“Three-Month SOFR    the forward-looking term rate based on a rate equal to the secured overnight financing rate administered by the Federal Reserve bank of New York (or a successor administrator of the secured overnight financing rate) for a tenor of three (3) months, as administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) and published by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate);”

Except as expressly agreed herein, all terms and conditions of the SPA remain in full force and effect and are acknowledged and ratified.
Please indicate Buyer's agreement with the terms of this Letter Agreement by executing a copy where indicated below and returning it to Seller.

700 Milam Street, Suite 1900, Houston, Texas 77002
+1 713-375-5000

Sincerely,

SABINE PASS LIQUEFACTION, LLC

By:	/s/ Florian Pintgen
Florian Pintgen
Vice President, Commercial Operations

Accepted and Agreed:

GAIL (India) Limited

By:	/s/ Sumit Nath Jha

Name:	Sumit Nath Jha

Title:	Chief General Manager, Int'l LNG & Shipping

700 Milam Street, Suite 1900, Houston, Texas 77002
+1 713-375-5000